                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Soliciting Material Under Rule
[ ]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials

                      MUNICIPAL ADVANTAGE FUND INC. ("MAF")

-------------------------------------------------------------------------------
                (Name of Registrants as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)  Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
5)   Total fee paid:

-------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

-------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount previously paid:

------------------------------------------------------------------------------


2)   Form, Schedule or Registration Statement No.:
----------------------------------------------------------------------------
3)   Filing Party:
----------------------------------------------------------------------------
4)   Date Filed:
----------------------------------------------------------------------------

                         MUNICIPAL ADVANTAGE FUND INC.


                          1345 Avenue of the Americas
                           New York, New York 10105


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                               January 28, 2004



To the Stockholders:


     The Annual Meeting of Stockholders of Municipal Advantage Fund Inc. (the "Fund") will be held at 1345 Avenue of the Americas, New York, New York on the 49th floor, on Tuesday, March 9, 2004, at 9:00 a.m., for the purposes of considering and voting upon:


   1. The election of directors (Proposal 1).


   2. Any other business that may properly come before the meeting.


     The close of business on January 30, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and the right to vote at the meeting.




                                           By Order of the Board of Directors,



                                           /s/ Newton B. Schott, Jr.
                                           -------------------------
                                           Newton B. Schott, Jr.
                                           Secretary




--------------------------------------------------------------------------------
 TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
-------------------------------------------------------------------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. INDIVIDUAL ACCOUNTS: ign your name exactly as it appears in the registration on the proxy card.

   2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

   3. OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                  REGISTRATION

CORPORATE ACCOUNTS                                            VALID SIGNATURE

 (1)        ABC Corp. .....................................   ABC Corp. (by John Doe, Treasurer)

 (2)        ABC Corp. .....................................   John Doe, Treasurer

 (3)        ABC Corp. c/o John Doe, Treasurer .............   John Doe

 (4)        ABC Corp. Profit Sharing Plan .................   John Doe, Trustee

TRUST ACCOUNTS

 (1)        ABC Trust .....................................   Jane B. Doe, Trustee

 (2)        Jane B. Doe, Trustee u/t/d/ 12/28/78 ..........   Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

 (1)        John B. Smith, Cust.
            f/b/o John B. Smith, Jr. UGMA .................   John B. Smith

 (2)        John B. Smith .................................   John B. Smith, Jr., Executor

                          MUNICIPAL ADVANTAGE FUND INC.
                           1345 Avenue of the Americas
                            New York, New York 10105

                            -------------------------
                                 PROXY STATEMENT
                            -------------------------

   This proxy statement is furnished in connection with a solicitation by the Board of Directors of Municipal Advantage Fund Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at 1345 Avenue of the Americas, New York, New York on the 49th floor, on Tuesday, March 9, 2004, at 9:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about February 2, 2004. THE FUND'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2003 IS AVAILABLE, FREE OF CHARGE, BY CONTACTING THE FUND AT THE ADDRESS LISTED ABOVE OR BY CALLING 1-800-426-5523. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Election of the Directors. The close of business on January 30, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of December 31, 2003 there were 7,257,093 shares of Common Stock outstanding and 1,100 shares of Preferred Stock outstanding.

     In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund entitled to vote at the Annual Meeting.

     PIMCO Advisors Fund Management LLC ("PIMCO Advisors" or the "Investment Manager"), whose principal business address is 1345 Avenue of the Americas, New York, NY 10105, is the Fund's investment manager. OpCap Advisors LLC ("OpCap"), whose principal business address is 1345 Avenue of the Americas, New York, New York 10105, is the Fund's investment adviser.

                             SUMMARY OF PROPOSALS

     PROPOSAL                          CLASS OF STOCKHOLDER SOLICITED
     --------                          ------------------------------
1. Election of Directors:
                                      COMMON SHARES     PREFERRED SHARES
                                    ----------------   -----------------
   Election of Wendy W. Luers               -                  -
   Election of Paul Belica                  -                  -
   Election of Robert E. Connor            N/A                 -


                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes (each a "Class"): Class I, the term of which will expire at the Meeting; Class II, the term of which will expire at the Fund's 2005 annual meeting of stockholders; and Class III, the term of which will expire at the Fund's 2006 annual meeting of stockholders. At each annual meeting, successors to the Class of Directors whose term expires at that annual meeting shall be elected for a three-year term. Accordingly, stockholders will vote to elect Class I Directors at the Meeting for an approximate three-year term expiring at the 2007 annual meetings. Wendy W. Luers and Robert E. Connor have been nominated for reelection as Class I Directors at the Meeting.

     In September 2003, the Fund's Board approved an increase in the size of the Board from four to five members and Paul Belica was appointed as a Director of the Fund to fill the vacancy created by such action. In accordance with the Fund's Charter, Mr. Belica was designated as a Class II Director to serve until the Meeting, at which time his initial term will expire. The Charter provides that any Director elected to fill a vacancy that has arisen since the preceding annual meeting of stockholders due to an increase in the number of Directors shall hold office for a term which coincides with that Class of Directors to which such office has been apportioned, and until his successor shall be elected and shall qualify. Therefore, if elected at the Meeting, Mr. Belica will serve a term consistent with that of the Class II Directors, which expires at the Fund's 2005 annual meeting.

     Under this classified Board structure, only Directors in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of the Directors and, thus, promotes the continuity of management.

     The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees listed on the following page. The nominees have indicated that they will serve if elected, but if a nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with his/her judgment.

     THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES FOR ELECTION OF DIRECTORS.

     The following table provides information concerning the nominees for election as Directors:



                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                     FUND           OTHER
                   POSITION(S)       TERM OF                                                        COMPLEX     DIRECTORSHIPS
NAME,                   HELD       OFFICE AND                                                     OVERSEEN BY      HELD BY
ADDRESS*,          WITH EACH        LENGTH OF               PRINCIPAL OCCUPATION(S)                DIRECTOR/      DIRECTOR/
AND AGE                 FUND      TIME SERVED+              DURING THE PAST 5 YEARS                 NOMINEE        NOMINEE
------------------ ------------- -------------- ----------------------------------------------- -------------- --------------
INDEPENDENT DIRECTORS**
Paul Belica        Director      Since 2003     Trustee, Fixed Income SHares, PIMCO                   18       None.
 Age: 82                                        Municipal Income Fund, PIMCO Municipal
                                                Income Fund II, PIMCO Municipal Income
 (Class II)                                     Fund III, PIMCO California Municipal Income
                                                Fund, PIMCO California Municipal Income
                                                Fund II, PIMCO California Municipal Income
                                                Fund III, PIMCO New York Municipal Income
                                                Fund, PIMCO New York Municipal Income
                                                Fund II, PIMCO New York Municipal Income
                                                Fund III, PIMCO Corporate Income Fund,
                                                PIMCO Corporate Opportunity Fund,
                                                Nicholas-Applegate Convertible & Income
                                                Fund, PIMCO High Income Fund,
                                                Nicholas-Applegate Convertible & Income
                                                Fund II, PIMCO Floating Rate Income Fund;
                                                Manager, Stratigos Fund, LLC, Whistler Fund,
                                                LLC, Xanthus Fund, LLC and Wynstone Fund,
                                                LLC; Director, Student Loan Finance Corp.,
                                                Education Loans, Inc., Goal Funding, Inc.,
                                                Goal Funding II, Inc. Formerly, Advisor,
                                                Salomon Smith Barney Inc.; Director, The
                                                Central European Value Fund, Inc., and Deck
                                                House Inc.

Robert E. Connor   Director      Since 2000     Trustee, Fixed Income SHares, PIMCO                   18       None.
 Age 69                                         Municipal Income Fund, PIMCO Municipal
                                                Income Fund II, PIMCO Municipal Income
 (Class I)                                      Fund III, PIMCO California Municipal Income
                                                Fund, PIMCO California Municipal Income
                                                Fund II, PIMCO California Municipal Income
                                                Fund III, PIMCO New York Municipal Income
                                                Fund, PIMCO New York Municipal Income
                                                Fund II, PIMCO New York Municipal Income
                                                Fund III, PIMCO Corporate Income Fund,
                                                PIMCO Corporate Opportunity Fund,
                                                Nicholas-Applegate Convertible & Income
                                                Fund, PIMCO High Income Fund,
                                                Nicholas-Applegate Convertible & Income
                                                Fund II, PIMCO Floating Rate Income Fund;
                                                Corporate Affairs Consultant; Formerly, Senior
                                                Vice President, Corporate Office, Smith
                                                Barney Inc.

Wendy W. Luers     Director      Since 2001     Founder and President, The Foundation for a            1       None.
 Age 63                                         Civil Society, New York, Prague, Bratislava (a
                                                non profit foundation which sponsors various
 (Class I)                                      organizations and programs in the Czech and
                                                Slovak Republics.). Formerly, Director, The
                                                Central European Value Fund, Inc.

     The following table provides information concerning the Directors serving until the 2005 and 2006 Annual Meetings of Stockholders:



                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND           OTHER
                    POSITION(S)      TERM OF                                                      COMPLEX     DIRECTORSHIPS
                         HELD      OFFICE AND                                                   OVERSEEN BY      HELD BY
  NAME, ADDRESS*,   WITH EACH       LENGTH OF               PRINCIPAL OCCUPATION(S)              DIRECTOR/      DIRECTOR/
      AND AGE            FUND     TIME SERVED[+]            DURING THE PAST 5 YEARS               NOMINEE        NOMINEE
------------------- ------------- --------------  -------------------------------------------- -------------- --------------
INDEPENDENT
 DIRECTORS**
Raymond D. Horton   Director      Since          Professor, Columbia University Graduate             1       None.
 Age 64                           1994           School of Business; Formerly, President,
                                                 Citizens Budget Commission, Inc.
 (Class III)                                     ( 1986-1998).

INTERESTED
 DIRECTOR**
Stephen J.          Chairman      Since          Managing Director, Allianz Dresdner Asset          52       None.
 Treadway+                        1997           Management of America L.P.; Managing
 Age 56                                          Director and Chief Executive Officer, PIMCO
                                                 Advisors Fund Management LLC; Managing
 (Class II)                                      Director and Chief Executive Officer, PIMCO
                                                 Advisors Distributors LLC; Member of the
                                                 Board of Management of Allianz Dresdner
                                                 Asset Management GmbH; Trustee,
                                                 Chairman, PIMCO Funds: Multi-Manager
                                                 Series; Chairman, Fixed Income SHares;
                                                 Trustee, Chairman and President, PIMCO
                                                 Advisors VIT; Chairman, Nicholas-Applegate
                                                 Convertible & Income Fund, PIMCO High
                                                 Income Fund, Nicholas-Applegate Convertible
                                                 & Income Fund II; Chairman and Trustee,
                                                 PIMCO Municipal Income Fund, PIMCO
                                                 Municipal Income Fund II, PIMCO Municipal
                                                 Income Fund III, PIMCO California Municipal
                                                 Income Fund, PIMCO California Municipal
                                                 Income Fund II, PIMCO California Municipal
                                                 Income Fund III, PIMCO New York Municipal
                                                 Income Fund, PIMCO New York Municipal
                                                 Income Fund II, PIMCO New York Municipal
                                                 Income Fund III, PIMCO Corporate Income
                                                 Fund, PIMCO Corporate Opportunity Fund,
                                                 PIMCO Floating Rate Income Fund.

----------
[+] At each subsequent annual meeting of stockholders, each director shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to his election or until his successor shall have been elected and shall have qualified, or until his death, or until he shall have resigned or have been removed as provided in the Fund's By-Laws, or as otherwise provided by statute or the Corporation's Charter.

* The business address of the persons listed above is c/o PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

** "Independent Directors" are those Directors who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds. "Interested Directors" are those who are "interested persons" of the Funds.


+ Mr. Treadway is an "interested person" of the Fund due to his affiliation with the Investment Manager, as set forth above. Mr. Treadway's positions with affiliated persons of the Fund are set forth in the table above.

     The following table states the dollar range of equity securities beneficially owned as of December 31, 2003 by the Directors/nominees of the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Directors/nominees in the "family of investment companies" including the Fund.


                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                         SECURITIES IN ALL REGISTERED INVESTMENT
                              DOLLAR RANGE OF EQUITY     COMPANIES OVERSEEN BY DIRECTOR/NOMINEE
 NAME OF DIRECTOR/NOMINEE     SECURITIES IN THE FUND        IN FAMILY OF INVESTMENT COMPANIES
--------------------------   ------------------------   ----------------------------------------
INDEPENDENT DIRECTORS
Paul Belica                  None.                                   Over $100,000.
Robert E. Connor             None.                                       None.
Raymond D. Horton            None.                                       None.
Wendy W. Luers               None.                                       None.

INTERESTED DIRECTOR
Stephen J. Treadway          None.                                   Over $100,000.

     As of December 31, 2003, Directors and nominees who are Independent Directors and their immediately family members did not own securities of an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

     At December 31, 2003, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management owned beneficially, more than 5% of the Fund's outstanding shares at that date.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to directors by the Fund as well as by the various other U.S. registered investment companies advised by the Investment Manager during the past fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended October 31, 2003 to each director of the Fund. Please note that the Fund does not provide any pension or retirement benefits to directors. No compensation was paid during the fiscal year ended October 31, 2003 by the Fund to Mr. Treadway, who was a director of the Fund during the period and an "interested person" as defined in the 1940 Act because of his relationship with the Investment Manager.


                                                                   TOTAL COMPENSATION FROM THE FUND
                        AGGREGATE COMPENSATION FROM FUND FOR         AND THE FUND COMPLEX FOR THE
  NAME OF DIRECTOR     THE FISCAL YEAR ENDED OCTOBER 31, 2003     FISCAL YEAR ENDED OCTOBER 31, 2003*
-------------------   ----------------------------------------   ------------------------------------
Paul Belica                            $  833**                                $103,282
Robert E. Connor                       $9,050                                  $127,077
Raymond D. Horton                      $8,050                                  $  8,050
Wendy W. Luers                         $9,050                                  $  9,050

----------
* In addition to the Fund, during the fiscal year ended October 31, 2003, Mr. Connor and Mr. Belica served as Trustees of one open-end investment company (consisting of two separate investment portfolios) advised by the Investment Manager and fifteen closed-end investment companies advised by the Investment Manager. These investment companies are considered to be in the same "Fund Complex" as the Fund.

** Mr. Belica was not elected as a Director of the Fund until September 16, 2003. He received a prorated fee for his service on the Board from September 16, 2003 through October 31, 2003.

     AUDIT OVERSIGHT COMMITTEE. The Fund's Audit Oversight Committee (the "Audit Committee") is composed entirely of Directors who are not "interested persons" of the Fund, the Investment Manager, OpCap or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, Messrs. Belica, Connor, Horton and Ms. Luers are members of the Audit Committee. The Audit Committee convened twice during the fiscal year ended October 31, 2003. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent accountants might want to make in that connection. The Board has determined that Mr. Belica will serve as the "audit committee financial expert", as defined in Section 401(h) of Regulation S-K. The Fund has adopted a written charter for the Audit Committee, a copy of which is included as Exhibit A to this proxy statement. A report of the Audit Committee, dated December 16, 2003, is attached to this proxy statement as Exhibit B.

     The Audit Committee has received written disclosures and the letter required by Independence Standards Board No. 1 from PricewaterhouseCoopers LLP ("PwC"), the Fund's independent accountants, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended October 31, 2003.

     NOMINATING COMMITTEE. The Fund has a Nominating Committee, which is composed solely of Independent Directors, consisting of Messrs. Belica, Connor, Horton and Ms. Luers. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee has adopted a charter, which is included as Exhibit C to this proxy statement. The Nominating Committee Charter will also be posted on the Fund's website, www.pimcoadvisors.com.

     Qualifications for Director Nominees. The Nominating Committee requires that Director candidates have a college degree or equivalent business experience. The Nominating Committee may take into account factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition. Additionally, it is the Board's policy that Directors on the Board may not serve in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Fund's investment adviser or its affiliates. In identifying potential nominees, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Directors, (ii) the Fund's officers, (iii) the Fund's stockholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund's expense to identity potential candidates.

     Consideration of Candidates Recommended by Stockholders. The Nominating Committee will review and consider nominees recommended by stockholders to serve as Director, provided (i) any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, (ii) the recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the meeting at which the nominee would be elected, and (iii) the recommendation must include (i) a statement in writing setting forth (A) the name, age, date of brith, business address, residence address and nationality of the person recommended (the "candidate"), (B) the class or series and number of all shares of the Fund of record or beneficially owned by the candidate, (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending stockholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the recommending stockholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending stockholder; and (v) a description of all arrangements or understandings between the recommending stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending stockholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

     The Nominating Committee has full discretion to reject nominees recommended by Stockholders, and there is no assurance that any such person so recommended and considered by the Committee will be nominated for election to the Board.

     During the fiscal year ended October 31, 2003, the Board of Directors met four times and the Audit Committee met twice. Each director attended at least 75% of the meetings of the Board and the meetings of the committees on which such Director served during the fiscal year ended October 31, 2003, except Mr. Belica, who was not elected to the Board until September 2003.

     STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS. The Fund has adopted procedures by which Fund stockholders may send communications to the Board of Directors. Stockholders may mail written communications to the Board to the attention of the Board of Directors, c/o Brian Shlissel, Fund President, PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, NY, NY 10105. Stockholder communications must (i) be in writing and be signed by the stockholder and (ii) identify the class and number of shares held by the stockholder. The President of the Fund is responsible for reviewing properly submitted stockholder communications. The President shall either (i) provide a copy of the each properly submitted stockholder communication to the Board at its next regularly scheduled board meeting or (ii) if the President determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The President may, in good faith, determine that a stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, stockholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These Procedures shall not apply to (i) any communication from an officer of Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee's or agent's capacity as a stockholder of the Fund, or (iii) any stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act, as amended, or any communication made in connection with such a proposal. The Fund's Directors are not required to attend the Fund's annual stockholder meetings or to otherwise make themselves available to stockholders for communications, other than by the aforementioned procedures. None of the Fund's Directors attended the prior year's annual stockholder meeting.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Fund's Directors and officers, investment advisers, affiliated persons of the investment advisers and persons who own more than 10% of a registered class of the Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of these forms furnished to the Fund, the Fund believes that the Fund's Directors and officers, investment advisers and affiliated persons of the investment advisers have complied with all applicable Section 16(a) filing requirements during the fiscal year ended October 31, 2003. To the knowledge of management of the Fund, no Stockholder beneficially owns more than 10% of a registered class of the Fund's equity securities.


REQUIRED VOTE

     The election of Wendy W. Luers and Paul Belica as directors requires the affirmative vote of the holders of a plurality of the shares of the Common Stock and Preferred Stock of the Fund, voting together as a single class, present or represented by proxy at the Annual Meeting with a quorum present. The election of Robert E. Connor as a director requires the affirmative vote of the holders of a plurality of the Preferred Stock of the Fund, voting as a separate class, present or represented by proxy at the Annual Meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.


EXECUTIVE AND OTHER OFFICERS OF THE FUND

     The table below provides certain investment information concerning the executive officers of the Fund. Officers hold office at the pleasure of the Fund's Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers, members or employees of PIMCO Advisors or OpCap are not compensated by the Fund. Unless otherwise noted, the address of all officers is c/o PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105. In addition to Mr. Treadway, the current executive officers of the Fund are:



                             POSITION (S)      TERM OF OFFICE
     NAME, ADDRESS            HELD WITH        AND LENGTH OF
        AND AGE                 FUND+           TIME SERVED        PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
-----------------------   -----------------   ---------------   -----------------------------------------------------
Brian S. Shlissel         President &         2002              Executive Vice President, PIMCO Advisors Fund
 Age: 39                  Chief Executive                       Management LLC; Executive Vice President, Treasurer
                          Officer             Treasurer,        and Secretary, PIMCO Advisors VIT; President and
                                              2000-2002         Chief Executive Officer, Fixed Income SHares, PIMCO
                                                                Municipal Income Fund, PIMCO Municipal Income
                                                                Fund II, PIMCO Municipal Income Fund III, PIMCO
                                                                California Municipal Income Fund, PIMCO California
                                                                Municipal Income Fund II, PIMCO California Municipal
                                                                Income Fund III, PIMCO New York Municipal Income
                                                                Fund, PIMCO New York Municipal Income Fund II,
                                                                PIMCO New York Municipal Income Fund III, PIMCO
                                                                Corporate Income Fund, PIMCO Corporate
                                                                Opportunity Fund, Nicholas-Applegate Convertible &
                                                                Income Fund, PIMCO High Income Fund,
                                                                Nicholas-Applegate Convertible & Income Fund II,
                                                                PIMCO Floating Rate Income Fund; Formerly, Vice
                                                                President, Mitchell Hutchins Asset Management Inc.

Matthew Greenwald         Executive Vice      1997              Senior Vice President of Oppenheimer Capital LLC;
 Age: 49                  President                             Vice President, PIMCO Advisors VIT.

Newton B. Schott, Jr.     Executive Vice      2002              Managing Director, Chief Administrative Officer,
 2187 Atlantic Street     President &                           Secretary and General Counsel, PIMCO Advisors
 Stamford, CT 06902       Secretary           President,        Distributors LLC; Managing Director, Chief Legal
 Age: 61                                      2001-2002         Officer and Secretary, PIMCO Advisors Fund
                                                                Management LLC; President, Chief Executive Officer
                                                                and Secretary, PIMCO Funds: Multi-Manager Series;
                                                                Vice President and Secretary, PIMCO Municipal
                                                                Income Fund, PIMCO Municipal Income Fund II,
                                                                PIMCO Municipal Income Fund III, PIMCO California
                                                                Municipal Income Fund, PIMCO California Municipal
                                                                Income Fund II, PIMCO California Municipal Income
                                                                Fund III, PIMCO New York Municipal Income Fund,
                                                                PIMCO New York Municipal Income Fund II, PIMCO
                                                                New York Municipal Income Fund III, PIMCO
                                                                Corporate Income Fund, PIMCO Corporate
                                                                Opportunity Fund, Nicholas-Applegate Convertible &
                                                                Income Fund, PIMCO High Income Fund,
                                                                Nicholas-Applegate Convertible & Income Fund II,
                                                                PIMCO Floating Rate Income Fund; Secretary, Fixed
                                                                Income SHares.

                   POSITION (S)    TERM OF OFFICE
 NAME, ADDRESS      HELD WITH       AND LENGTH OF
    AND AGE           FUND+          TIME SERVED         PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
---------------   -------------   ----------------   ------------------------------------------------------
Lawrence G.       Treasurer       2002               Senior Vice President, PIMCO Advisors Fund
 Altadonna                                           Management LLC; Assistant Treasurer, PIMCO
 Age: 37                                             Advisors VIT; Treasurer, PIMCO Municipal Income
                                                     Fund, PIMCO Municipal Income Fund II, PIMCO
                                                     Municipal Income Fund III, PIMCO California Municipal
                                                     Income Fund, PIMCO California Municipal Income
                                                     Fund II, PIMCO California Municipal Income Fund III,
                                                     PIMCO New York Municipal Income Fund, PIMCO
                                                     New York Municipal Income Fund II, PIMCO New York
                                                     Municipal Income Fund III, PIMCO Corporate Income
                                                     Fund, PIMCO Corporate Opportunity Fund,
                                                     Nicholas-Applegate Convertible & Income Fund,
                                                     PIMCO High Income Fund, Nicholas-Applegate
                                                     Convertible & Income Fund II, PIMCO Floating Rate
                                                     Income Fund, Fixed Income SHares. Formerly,
                                                     Director of Fund Administration, Prudential
                                                     Investments.

----------
+ Pursuant to the Fund's By-laws, each officer shall be elected by the Board of Directors each year to hold office until the meeting of the Board following the next annual meeting of the stockholders and until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned or have been removed.


                                OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                             INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP ("PwC"), 1177 Avenue of the Americas, New York, New York 10036, independent accountants, has been selected by the Board as the independent auditors of the Fund for the current fiscal year ending October 31, 2004.

     The Audit Committee of the Board unanimously recommended the selection of PwC. The Board unanimously approved such selection at a meeting held on December 16, 2003. PwC also serves as the auditor for various other investment companies for which the Investment Manager and OpCap serve as investment manager or investment adviser.

     A representative of PwC, if requested by any Stockholder, will be present via telephone at the Meeting to respond to appropriate questions from Stockholders and will have an opportunity to make a statement if he or she chooses to do so.

     The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund during the Fund's most recent two fiscal years:


                                AUDIT RELATED
 FISCAL YEAR     AUDIT FEES         FEES         TAX FEES     ALL OTHER FEES
-------------   ------------   --------------   ----------   ---------------
     2003          $31,500         $30,000        $5,300            $0
     2002           32,500          40,000         5,000             0


     Audit Fees are those related to the audit of the Fund's annual financial statements and SEC and regulatory filings and consents.

     Audit-Related Fees are those associated with accounting consultations, fund merger support services, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with issuance of Preferred Shares and semiannual report review), attestation reports and comfort letters.

     Tax Fees are those related to tax compliance services relating to the filing of amendment of federal, state and local income tax returns, including timely RIC qualification reviews, and tax distribution and analysis planning.

     All Other Fees relate to services other than those reported in the aforementioned categories.

     The Fund's Audit Committee has adopted a policy to pre-approve all audit services and permitted non-audit services to be performed for the Fund by PwC. Under the policy, the Fund's Audit Oversight Committee also pre-approves any permitted non-audit services provided by PwC to the Investment Manager, OpCap and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. These pre-approvals are subject to the de minimus exceptions for permitted non-audit services described in Section 10A of the Exchange Act and applicable regulations.

     In approving the selection of PwC for the Fund, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund's auditors, whether the non-audit services covered in the table above under "All Other Fees" performed by PwC for the Fund, the Investment Manager, OpCap and for certain related parties are compatible with maintaining the independence of PwC as the Fund's principal accountants. Please see the Report of the Audit Oversight Committees in Exhibit B to this proxy statement.


                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in the year 2005, must be received by the Fund (addressed to Municipal Advantage Fund Inc., 1345 Avenue of the Americas, New York, New York 10105) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than September 30, 2004. The submission by a stockholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund's Bylaws. Any stockholder who desires to bring a proposal at the Fund's year 2005 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Municipal Advantage Fund Inc., 1345 Avenue of the Americas, New York, New York 10105) during the thirty-day period from December 9, 2004 to January 8, 2005.

                        EXPENSES OF PROXY SOLICITATION


     The solicitation will be by mail and the cost of soliciting proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of the Investment Manager or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and personal interviews.


January 28, 2004

                                                                      EXHIBIT A


                         MUNICIPAL ADVANTAGE FUND INC.
                       AUDIT OVERSIGHT COMMITTEE CHARTER

                       (Adopted as of January 14, 2004)

     The Board of Directors (the "Board") of Municipal Advantage Fund Inc. (the "Fund") has adopted this Charter to govern the activities of the Audit Oversight Committee (the "Committee") with respect to its oversight of the Fund. This Charter supercedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.


STATEMENT OF PURPOSE AND FUNCTIONS

     The Committee's general purpose is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors. The Committee's purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund's annual proxy statement, if any.

     The Committee's function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund's internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund's financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.


MEMBERSHIP

     The Committee shall be comprised of as many directors as the Board shall determine, but in any event not less than three (3) Directors. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

     Each member of the Committee may not be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the "NYSE"). Each member of the Committee must be "financially literate" (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have "accounting or related financial management expertise," in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

RESPONSIBILITIES AND DUTIES

     The Committee's policies and procedures shall remain flexible to facilitate the Committee's ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

     1. Determine the selection, retention or termination of the Fund's independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund's independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

     2. To consider the independence of the Fund's independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard ("ISB") No. 1.

     3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund's investment advisers (including sub-advisers) and to certain of the investment advisers' affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

     4. Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

     5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's independent auditors.

     6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm's internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm's most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

     7. Review with the Fund's independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and stockholders of the Fund.

     8. Discuss with management and the independent auditors the Fund's audited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance; discuss with the independent auditors matters required by Statement of Accounting Standards ("SAS") No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund's audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund's Annual Report.

     9. Review with management the Fund's unaudited financial statements.

     10. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

     11. Review with management and, as applicable, with the independent auditors the Fund's accounting and financial reporting policies, practices and internal controls, management's guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

     12. Discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

     13. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund's investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

     14. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund's accounting operations or financial reporting.

     15. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies and practices or its internal controls.

     16. Report to the Board on a regular basis (at least annually) on the Committee's activities.

     17. Perform such other functions consistent with this Charter, the Articles of Incorporation and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.


MEETINGS

     At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.


OUTSIDE RESOURCES AND ASSISTANCE FROM MANAGEMENT

     The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund's expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund's independent auditors for the issuance of an audit report relating to the Fund's financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.


ANNUAL EVALUATIONS

     The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.


ADOPTION AND AMENDMENTS

     The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board's own motion.

                                                                      EXHIBIT B

                      REPORT OF AUDIT OVERSIGHT COMMITTEE

                         of the Board of Directors of
                     Municipal Advantage Fund (the "Fund")

                            Dated December 16, 2003

     The Audit Committee (the "Committee") oversees the Fund's financial reporting process on behalf of the Board of Directors of the Fund (the "Board") and operates under a written Charter adopted by the Board. The Committee meets with the Fund's management ("Management") and independent public accountants and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management has advised that the Fund's financial statements for the fiscal year ended October 31, 2003 were prepared in conformity with the generally accepted accounting principles.

     The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP ("PwC"), the Fund's independent public accountants, the audited financial statements for the fiscal year ended October 31, 2003. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial of emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

     With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the auditor's independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to PIMCO Advisors Fund Management LLC ("PAFM"), the Fund's investment manager, OpCap Advisors LLC ("OpCap"), the Fund's investment adviser and any entity controlling, controlled by or under common control with PAFM or OpCap that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund's independent auditors, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

     Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended October 31, 2003 be included in the Fund's Annual Report to stockholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund's independent public accountants for the fiscal year ending October 31, 2004.

Submitted by the Audit Committee of the Board of Directors:

Paul Belica
Robert E. Connor
Raymond D. Horton
Wendy W. Luers

                                                                      EXHIBIT C


                         MUNICIPAL ADVANTAGE FUND INC.

                         NOMINATING COMMITTEE CHARTER

                       (Adopted as of January 14, 2004)

     The Board of Directors (the "Board") of Municipal Advantage Fund Inc. (the "Fund"), has adopted this Charter to govern the activities of its Nominating Committee (the "Committee").


STATEMENT OF PURPOSES AND RESPONSIBILITIES

     The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to select, or to recommend that the Board select, the Director nominees for the next annual meeting of stockholders and (iii) to set any necessary standards or qualifications for service on the Board.


ORGANIZATION AND GOVERNANCE

     The Committee shall be comprised of as many Directors as the Board shall determine, but in any event not less than two (2) Directors. The Committee must consist entirely of Board members ("Independent Directors") who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board may remove or replace any member of the Committee at any time in its sole discretion.

     One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

     The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund's Bylaws.


QUALIFICATIONS FOR DIRECTOR NOMINEES

     The Committee requires that Director candidates have a college degree or equivalent business experience. In addition, it is the Board's policy that Directors on the Board may not serve in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Fund's investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise,
(v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition.


IDENTIFICATION OF NOMINEES

     In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Directors, (ii) the Fund's officers, (ii) the Fund's investment adviser(s), (iii) the Fund's stockholders (see below) and (iv) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

CONSIDERATION OF CANDIDATES RECOMMENDED BY STOCKHOLDERS


     The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

                                                                     APPENDIX A


           PROCEDURES FOR STOCKHOLDERS TO SUBMIT NOMINEE CANDIDATES


                           (As of January 14, 2004)

A Fund stockholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

    1. The stockholder must submit any such recommendation (a "Stockholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

    2. The Stockholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or stockholder meeting at which the nominee would be elected.

    3. The Stockholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the stockholder (the "candidate"); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such stockholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
        14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending stockholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the recommending stockholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending stockholder; and (v) a description of all arrangements or understandings between the recommending stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending stockholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                          MUNICIPAL ADVANTAGE FUND INC.
                                  COMMON STOCK

                 ANNUAL MEETING OF STOCKHOLDERS -- MARCH 9, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stephen Treadway, Newton B. Schott, Jr. and Brian S. Shlissel and each of them, as proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 1345 Avenue of the Americas, New York, New York 10105 on March 9, 2004, at 9:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and the accompanying Proxy Statement, and upon all other matters properly before said Meeting.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 (INCLUDING THE NOMINEE FOR DIRECTOR). Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------

          PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

--------------------------------------------------------------------------------


                                    --------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

------------------------------------     ---------------------------------------

------------------------------------     ---------------------------------------

------------------------------------     ---------------------------------------

                          MUNICIPAL ADVANTAGE FUND INC.
                                 PREFERRED STOCK

                 ANNUAL MEETING OF STOCKHOLDERS -- MARCH 9, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stephen Treadway, Newton B. Schott, Jr. and Brian S. Shlissel and each of them, as proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 1345 Avenue of the Americas, New York, New York 10105 on March 9, 2004, at 9:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and the accompanying Proxy Statement, and upon all other matters properly before said Meeting.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 (INCLUDING THE NOMINEE FOR DIRECTOR). Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------

          PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

--------------------------------------------------------------------------------


                                    --------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

------------------------------------     ---------------------------------------

------------------------------------     ---------------------------------------

------------------------------------     ---------------------------------------

[X]  PLEASE MARK VOTES AS
     IN THIS EXAMPLE

--------------------------------------------------------------------------------

                          MUNICIPAL ADVANTAGE FUND INC.

--------------------------------------------------------------------------------

                                 PREFERRED STOCK

Mark box at right if an address change or comment has been noted on the
reverse side of this card                                                  [ ]

Mark box at right if you plan to attend the meeting.                       [ ]


================================================================================

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1
                     (INCLUDING THE NOMINEES FOR DIRECTOR).

                                     For the               For All
                                    Nominees   Withhold    Except
1.  Election of Directors.             [ ]        [ ]        [ ]

        CLASS II TO SERVE UNTIL YEAR 2005 ANNUAL MEETING OF STOCKHOLDERS:
                                   PAUL BELICA

           CLASS I TO SERVE UNTIL 2007 ANNUAL MEETING OF STOCKHOLDERS:
                                 WENDY W. LUERS
                                ROBERT E. CONNOR

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s) in the list above.

2.  Any other business that may properly come before the meeting.


--------------------------------------------------------------------------------
Please be sure to sign and date this Proxy.         Date
--------------------------------------------------------------------------------


Stockholder sign here
                     -------------------------------

Co-owner sign here
                  ----------------------------------

[X]  PLEASE MARK VOTES AS
     IN THIS EXAMPLE

--------------------------------------------------------------------------------

                          MUNICIPAL ADVANTAGE FUND INC.

--------------------------------------------------------------------------------

                                  COMMON STOCK

Mark box at right if an address change or comment has been noted on the
reverse side of this card                                                  [ ]

Mark box at right if you plan to attend the meeting.                       [ ]


================================================================================

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1
                     (INCLUDING THE NOMINEES FOR DIRECTOR).

                                     For the               For All
                                    Nominees    Withhold   Except
1.  Election of Directors.             [ ]        [ ]        [ ]

        CLASS II TO SERVE UNTIL YEAR 2005 ANNUAL MEETING OF STOCKHOLDERS:
                                   PAUL BELICA

           CLASS I TO SERVE UNTIL 2007 ANNUAL MEETING OF STOCKHOLDERS:
                                   WENDY LUERS

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s) in the list above.

2.  Any other business that may properly come before the meeting.


--------------------------------------------------------------------------------
Please be sure to sign and date this Proxy.         Date
--------------------------------------------------------------------------------


Stockholder sign here
                     -------------------------------

Co-owner sign here
                  ----------------------------------